                             NATIONWIDE MUTUAL FUNDS

              Nationwide Global Technology and Communications Fund

                      Supplement dated June 1, 2007 to the
           Prospectus dated February 28, 2007 (as revised May 1, 2007)

Capitalized  terms and  certain  other  terms  used in this  supplement,  unless otherwise defined in this supplement,  have the meanings assigned to them in the
Prospectus.

Effective  June  1,  2007,  Robert  Tango  replaced  Jayne  Stevlingson,  CFA as portfolio manager of the Nationwide Global Technology and  Communications  Fund.
As a result of this change, the section titled "Nationwide Global Technology and
Communications  Fund" under  "Portfolio  Management" on page 30 has been deleted and is restated in its entirety as follows:

Nationwide Global Technology and Communications Fund

Robert V. Tango, Jr. is the portfolio manager of the Fund and is responsible for the  day-to-day  management  of the  Fund,  including  selection  of the  Fund's investments.

Mr. Tango joined the Adviser in May 2006. Prior to joining the Adviser, he was a
Consultant/Equity Analyst with SIDUS Investment Management from December 2005 to
May 2006. From July 2004 to October 2005, Mr. Tango was Vice  President,  Equity
Research at Lazard Capital Markets,  LLC and from July 2000 to May 2004 he was a
Senior Research Analyst, Equity Research at William Blair & Company, LLC. He has
13 years of industry experience.

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PR-SEC-1 6/07